                              RELEASE DATE
                              Aug. 10, 2000

                              CONTACTS:
                              Mike Viola
                              Vice President, Treasurer
                              (248) 614-0862

                              Shawn Kahle
                              Vice President, Corporate Affairs
                              (248) 637-4201


FOR IMMEDIATE RELEASE

KMART CORPORATION ANNOUNCES 2000 SECOND QUARTER EARNINGS

TROY, MICH., AUGUST 10, 2000 - Kmart Corporation (NYSE: KM) today reported a net loss of $448 million, or $0.93 per share, for the 13 weeks ended July 26, 2000, compared with a net loss of $92 million, or $0.19 cents per share, for the 13 weeks ended July 28, 1999. Total consolidated sales in the second quarter of 2000 were $8.998 billion, an increase of 2.5% from $8.780 billion for the second quarter of 1999. Comparable sales for the same period increased 0.7%.

Net income for the 13 weeks ended July 26, 2000, before the pre-tax charge of $740 million ($471 million after-tax) related to strategic actions announced on July 25, 2000, was $23 million, or $0.05 per share. Comparable earnings for the 13 weeks ended July 28, 1999, before the non-recurring charge for discontinued operations of $230 million after-tax, relating to the disposition of certain Builders Square operating leases, were $138 million, or $0.26 per share.


                                        Second Quarter 2000              Second Quarter 1999
                                        -------------------              -------------------

                                                  Excluding                        Excluding
                                                 Charge For                        Charge For
  ($ in millions)                        As       Strategic           As          Discontinued
  ---------------                     Reported     Actions         Reported        Operations
                                      --------     -------         --------        ----------
  Sales                               $ 8,998      $ 8,998          $ 8,780          $ 8,780
  Gross Margin                          1,480        1,845            1,926            1,926
  SG&A                                  2,101        1,726            1,638            1,638
  Net income (loss)                   $  (448)     $    23          $   (92)         $   138
                                      =======      =======          =======          =======
  EPS                                ($  0.93)     $  0.05         ($  0.19)         $  0.26
                                      =======      =======          =======          =======



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KMART ANNOUNCES SECOND QUARTER EARNINGS                        2-2-2-2

Excluding the charges for strategic actions and discontinued operations, the gross margin rate for the second quarter 2000 was 20.5% versus 21.9% last year. Selling, general and administrative (SG&A) expense for the quarter was $1.726 billion compared with $1.638 billion for 1999, resulting in a SG&A to sales ratio of 19.2% for 2000 versus 18.7% for 1999.

Commenting on the second quarter, Kmart Chairman and CEO Chuck Conaway said:
"Our overall performance fell short in the second quarter primarily due to soft sales in apparel and other seasonal merchandise that resulted in greater clearance markdowns to promote sales of these goods. Additionally, outsourcing of the distribution of consumables and grocery merchandise continued to perform below our expectations and resulted in significantly greater costs."

Kmart Corporation serves America with 2,165 Kmart, Big Kmart and Super Kmart retail outlets. In addition to serving all 50 states, Kmart operations extend to Puerto Rico, Guam and the U.S. Virgin Islands. More information about Kmart is available on the World Wide Web at www.bluelight.com in the "About Kmart" section.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements, other than those based on historical facts, which address activities, events, or developments that the company expects or anticipates may occur in the future are forward-looking statements which are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in any forward-looking statements. The company's ability to achieve such results is subject to certain risks and uncertainties, including, but not limited to, economic and weather conditions which affect buying patterns of the company's customers, changes in consumer spending and the company's ability to anticipate buying patterns and implement appropriate inventory strategies, continued availability of capital and financing, competitive factors, and other factors affecting business beyond the company's control. Consequently, all of the forward-looking statements are qualified by the cautionary statements and there can be no assurance that the results or developments anticipated by the company will be realized or that they will have the expected effects on the company or its business operations.





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KMART ANNOUNCES SECOND QUARTER EARNINGS                       3-3-3-3

                                KMART CORPORATION
                                -----------------
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(Dollars in millions, except per share data)                                  13 Weeks              13 Weeks
                                                                               Ended                 Ended
                                                                           July 26, 2000         July 28, 1999
                                                                           -------------         -------------
Sales                                                                          $ 8,998             $   8,780
Cost of sales, buying and occupancy                                              7,518                 6,854
                                                                               -------             ---------
Gross margin                                                                     1,480                 1,926
Selling, general and administrative expenses                                     2,101                 1,638
                                                                               -------             ---------
Income (loss) before interest, income taxes and dividends on
  convertible preferred securities of subsidiary trust                            (621)                  288
Interest expense, net                                                               65                    64
Income tax provision (benefit)                                                    (250)                   74
Dividends on convertible preferred securities of subsidiary trust,
  net of income taxes                                                               12                    12
                                                                               -------             ---------
Continuing net income (loss)                                                      (448)                  138

Discontinued operations, net of tax                                                 --                  (230)
                                                                               -------             ---------
Net loss                                                                       $  (448)            $     (92)
                                                                               =======             =========

Basic earnings per common share:

Net income (loss) from continuing operations                                   $ (0.93)            $    0.28
Discontinued operations                                                             --                 (0.47)
                                                                               -------             ---------
Net loss                                                                       $ (0.93)            $   (0.19)
                                                                               =======             =========

Diluted earnings per common share:

Net income (loss) from continuing operations                                   $ (0.93)            $    0.26
Discontinued operations                                                             --                 (0.41)
                                                                               -------             ---------
Net loss                                                                       $ (0.93)            $   (0.15)
                                                                               =======             =========

Basic weighted average shares (millions)                                         481.3                 495.2
Diluted weighted average shares (millions)                                       541.8                 567.0







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KMART ANNOUNCES SECOND QUARTER EARNINGS                          4-4-4-4

                                KMART CORPORATION
                                -----------------
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(Dollars in millions, except per share data)                                   26 Weeks              26 Weeks
                                                                                Ended                 Ended
                                                                            July 26, 2000         July 28, 1999
                                                                            -------------         -------------
Sales                                                                          $ 17,193              $ 16,858
Cost of sales, buying and occupancy                                              14,012                13,224
                                                                               --------              --------
Gross margin                                                                      3,181                 3,634
Selling, general and administrative expenses                                      3,682                 3,177
                                                                               --------              --------
Income (loss) before interest, income taxes and dividends on
   convertible preferred securities of subsidiary trust                            (501)                  457
Interest expense, net                                                               134                   130
Income tax provision (benefit)                                                     (232)                  108
Dividends on convertible preferred securities of subsidiary
   trust, net of income taxes                                                        23                    25
                                                                               --------              --------
Continuing net income (loss)                                                       (426)                  194

Discontinued operations, net of tax                                                  --                  (230)
                                                                               --------              --------
Net loss                                                                       $   (426)             $    (36)
                                                                               ========              ========

Basic/Diluted earnings per common share:

Net income (loss) from continuing operations                                   $  (0.87)             $   0.39
Discontinued operations                                                              --                 (0.47)
                                                                               --------              --------
Net loss                                                                       $  (0.87)             $  (0.08)
                                                                               ========              ========

Basic weighted average shares (millions)                                          481.8                 494.6
Diluted weighted average shares (millions)                                        544.4                 567.0










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KMART ANNOUNCES SECOND QUARTER EARNINGS                          5-5-5-5

                                KMART CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)


(Dollars in millions)                            July 26, 2000     July 28, 1999
                                                 -------------     -------------
ASSETS
Current Assets:
Cash and cash equivalents                           $   333           $   299
Merchandise inventories                               6,586             7,061
Other current assets                                    862               622
                                                    -------           -------
Total current assets                                  7,781             7,982

Property and equipment, net                           6,351             6,114
Other assets and deferred charges                       397               538
                                                    -------           -------
TOTAL ASSETS                                        $14,529           $14,634
                                                    =======           =======

LIABILITIES AND EQUITY
Current Liabilities:
Long-term debt due within one year                  $    38           $    81
Trade accounts payable                                2,488             2,353
Accrued payroll and other liabilities                 1,253             1,311
Taxes other than income taxes                           268               251
                                                    -------           -------
Total current liabilities                             4,047             3,996

Long-term debt and notes payable                      1,742             1,526
Capital lease obligations                               975             1,052
Other long-term liabilities                           1,004             1,122
Convertible preferred securities                        891               985
Common stock                                            480               494
Capital in excess of par value                        1,551             1,676
Retained earnings                                     3,839             3,783
                                                    -------           -------
TOTAL LIABILITIES AND EQUITY                        $14,529           $14,634
                                                    =======           =======







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KMART ANNOUNCES SECOND QUARTER EARNINGS                           6-6-6-6


                                KMART CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)


(Dollars in millions)                                                              26 Weeks           26 Weeks
                                                                                     Ended             Ended
                                                                                 July 26, 2000     July 28, 1999
                                                                                 -------------     -------------
CASH FLOW FROM OPERATING ACTIVITIES
      Net income (loss) from continuing operations                                    $(426)           $ 194
      Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
           One-time charge for strategic actions                                        740               --
           Depreciation and amortization                                                395              377
           Equity loss in BlueLight.com                                                  25               --
           Cash used for store restructuring and other charges                          (33)             (46)
           Decrease (increase) in inventories                                           150             (525)
           Increase in accounts payable                                                 284              330
           Increase in accounts receivable                                              (18)              (1)
           Deferred income taxes and taxes payable                                     (329)              22
           Decrease in other long-term liabilities                                      (54)             (18)
           Changes in other assets and liabilities                                     (114)               4
                                                                                      -----            -----
      Net cash provided by continuing operations                                        620              337
      Net cash used for discontinued operations                                         (60)             (40)
                                                                                      -----            -----
Net cash provided by operating activities                                               560              297
                                                                                      -----            -----

CASH FLOW FROM INVESTING ACTIVITIES
      Capital expenditures                                                             (377)            (577)
      Acquisition of Caldor leases                                                       --              (86)
                                                                                      -----            -----
Net cash used for investing activities                                                 (377)            (663)
                                                                                      -----            -----

CASH FLOW FROM FINANCING ACTIVITIES
      Proceeds from issuance of long-term debt                                           --               44
      Purchase of convertible preferred securities                                      (80)              --
      Purchase of common shares                                                         (56)             (32)
      Issuance of common shares                                                          26               34
      Payments on long-term debt                                                        (45)             (52)
      Payments on capital lease obligations                                             (39)             (39)
                                                                                      -----            -----
Net cash used for financing activities                                                 (194)             (45)
                                                                                      -----            -----

Net decrease in cash and cash equivalents                                               (11)            (411)
Cash and cash equivalents, beginning of year                                            344              710

                                                                                      -----            -----
Cash and cash equivalents, end of period                                              $ 333            $ 299
                                                                                      =====            =====





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KMART ANNOUNCES SECOND QUARTER EARNINGS                       7-7-7-7

                                     EXHIBIT

The following exhibit outlines the impact of the charge for strategic actions on Kmart's Statement of Operations for the second quarter ended July 26, 2000.

Charge for Strategic Initiatives

On July 25, 2000, Kmart announced a series of strategic actions designed to enhance the productivity of its store base, inventory and information systems. These initiatives include closing stores, accelerating certain inventory reductions and redefining its information technology strategy. As a result of these initiatives, Kmart recorded a pretax charge of $740 million. A total of 66 traditional Kmart and 6 Super Kmart stores will close, most by November 1, 2000. The $740 million pretax charge included $300 million to record a reserve related to the cost of closing store locations and $75 million to reflect the anticipated value of inventory at the closed locations. In addition, an assessment of inventory productivity during the second quarter indicated that certain inventories should be reduced significantly to improve return on investment. To achieve this objective, Kmart began implementing a plan to reduce inventory through chain-wide clearance sales. A pretax charge of $290 million was taken to state the inventory at its net realizable value. Finally, as a result of an ongoing assessment of its information technology infrastructure, Kmart determined in the second quarter 2000 that certain systems previously under development and related hardware were no longer part of its long-term strategy. This action and others resulted in a pretax charge of $75 million.

The following table summarizes the significant components and income statement presentation of the charge for strategic actions taken during the second quarter:


                                                   Cost of sales,
                                                     buying and
  ($ in millions)                                    occupancy              SG&A          Total
  ---------------                                    ---------              ----          -----
  Store closing costs:
     Lease obligations and maintenance                $      -            $   197        $  197
     Asset impairments                                       -                103           103
     Inventory write-down                                   75                  -            75
  Inventory reduction                                      290                  -           290
  Information technology and other                           -                 75            75
                                                      --------            -------        ------
  Total                                               $    365            $   375        $  740
                                                      ========            =======        ======





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KMART ANNOUNCES SECOND QUARTER EARNINGS                          8-8-8-8

                               EXHIBIT, CONTINUED

The following table presents the Statement of Operations for the quarter ended July 26, 2000 before and after the charge for strategic actions:


                                                                                  13 Weeks Ended July 26, 2000
                                                                                  ----------------------------
                                                                                                         Excluding
                                                                                        Charge For      Charge For
($ in millions)                                                                          Strategic       Strategic
---------------                                                        As Reported        Actions         Actions
                                                                       -----------        -------         -------
Sales                                                                   $ 8,998          $    --          $ 8,998
Cost of sales, buying and occupancy                                       7,518              365            7,153
                                                                        -------          -------          -------
Gross margin                                                              1,480             (365)           1,845
Selling, general and administrative expense                               2,101              375            1,726
                                                                        -------          -------          -------
Income (loss) before interest, income taxes and dividends on
  convertible preferred securities of subsidiary trust                     (621)            (740)             119
Interest expense, net                                                        65               --               65
Income taxes                                                               (250)            (269)              19
Preferred dividends of subsidiary, net of income taxes                       12               --               12
                                                                        -------          -------          -------
Net income (loss)                                                       $  (448)         $  (471)         $    23
                                                                        =======          =======          =======
Basic and diluted earnings per share                                    $ (0.93)         $ (0.98)         $  0.05
                                                                        =======          =======          =======

                                    INVENTORY

As of the end of the second quarter, Kmart reduced its inventory position from January 26, 2000 by $515 million as follows:


             ($ in millions)
             ---------------
             Inventory at January 26, 2000                               $ 7,101
             Inventory at July 26, 2000                                    6,586
                                                                         -------
             Decrease in inventory                                           515
             Reduction due to one-time, non-cash charge                     (365)
                                                                         -------
             Reduction through operations                                $   150
                                                                         =======






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